Exhibit 99.1

 Update from Phase 1 Trial of RP-A501 Gene Therapy Treatment for Danon DiseaseSeptember 30, 2022

 DISCLAIMER  Various statements in this release concerning Rocket’s future expectations, plans and prospects, including without limitation, Rocket’s expectations regarding its guidance for 2022, the safety and effectiveness of RP-A501 for the potential treatment of Danon Disease, trends for RP-A501 safety and efficacy based on the adult patients treated to date, the expected timing and outcome of Rocket’s regulatory interactions and planned submissions, including in connection with the potential advancement toward a Phase 2 pivotal study for RP-A501, Rocket’s plans for the advancement of its Danon Disease program and the safety, effectiveness and timing of related pre-clinical studies and clinical trials, may constitute forward-looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these forward-looking statements, which often include words such as "believe," "expect," "anticipate," "intend," "plan," "will give," "estimate," "seek," "will," "may," "suggest" or similar terms, variations of such terms or the negative of those terms. Although Rocket believes that the expectations reflected in the forward-looking statements are reasonable, Rocket cannot guarantee such outcomes. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, Rocket’s ability to monitor the impact of COVID-19 on its business operations and take steps to ensure the safety of patients, families and employees, the interest from patients and families for participation in each of Rocket’s ongoing trials, our expectations regarding the delays and impact of COVID-19 on clinical sites, patient enrollment, trial timelines and data readouts, our expectations regarding our drug supply for our ongoing and anticipated trials, actions of regulatory agencies, which may affect the initiation, timing and progress of pre-clinical studies and clinical trials of its product candidates, Rocket’s dependence on third parties for development, manufacture, marketing, sales and distribution of product candidates, the outcome of litigation, and unexpected expenditures, as well as those risks more fully discussed in the section entitled "Risk Factors" in Rocket’s Annual Report on Form 10-K for the year ended December 31, 2021, filed February 28, 2022 with the SEC and subsequent filings with the SEC including our Quarterly Reports on Form 10-Q.  Accordingly, you should not place undue reliance on these forward-looking statements. All such statements speak only as of the date made, and Rocket undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

RP-A501: Danon Disease

Danon Disease (DD): Serious Condition with Unmet Medical Need



Addressable Market – US and EU
Prevalence of **15,000 to 30,000** individuals
Annual incidence of **800 to 1,200** individuals

Disease Etiology

- X-linked, dominant, monogenic disease
- Loss-of-function mutations in *LAMP-2B*

Therapeutic Challenges

- Standard of care:
  - Heart transplant (HTx)
- Limitations:
  - Considerable morbidity and mortality
  - Only ~20% of patients receive HTx
  - Not curative of extracardiac disease

Clinical Manifestations

Impaired autophagy

- Prominent autophagic vacuoles
- Myocardial disarray

Other clinical manifestations

- Skeletal myopathy
- CNS manifestations
- Ophthalmologic manifestations

Severe cardiomyopathy

- Mortality secondary to heart failure or arrhythmia
- Males: Aggressive disease course, median overall survival: 19 years
- Females: Delayed median presentation (~20 years later) due to additional X chromosome, highly morbid and fatal disorder

CNS, central nervous system; LAMP-2B, lysosome-associated membrane protein 2B.
Boucek D et al. *Genet Med*. 2011;13(6):563-568. Brambatti M et al. *Int J Cardiol*. 2019;286:92-98.

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rocket pharma

 RP-A501: Prospect of Direct Benefit  Age (years)  5  10  15  20  25  30  Cardiac Pathophysiology   Symptom onset  Diagnosis  Progression to end-stagecardiomyopathy (potential for heart transplant)  Death   Gene therapy(hypothesized optimal treatment interval)  Stabilization or improvement  Trajectory of cardiac pathophysiology and heart failure in male Danon disease patients  Figure modified from disease progression by age data from Boucek D et al. Genet Med. 2011;13(6):563-568 and Brambatti M et al. Int J Cardiol. 2019;286:92-98.  RP-A501: Danon Disease

RP-A501: Danon Disease

Pathophysiology and Clinical Manifestations of Danon Disease HCM


Pathophysiology
Mechanism
Patient impact
Pathogenic *LAMP-2B* mutation causing DD
No Cardiac LAMP2B protein expression
Autophagic vacuoles, myocardial disarray, myocardial thickening
Impaired ventricular filling during diastole (diastolic dysfunction)
Disorganized myocytes disrupt signal conduction
Ventricular arrhythmias
Sudden cardiac arrest
Microvascular ischemia, apoptosis with fibrous substitution
Fibrosis
Impaired systolic function
End-Stage Heart Failure
↓ Coronary artery perfusion, mismatch of myocardial oxygen supply & demand
Myocardial injury
Decreased cardiac output
Fatigue
Tissue hypoxia
Stimulus to breathe
Tachypnea
↑ Left-sided pressure
Pulmonary edema and ↑ work of breathing
Dyspnea on exertion

DD, Danon disease; LAMP2B, lysosome-associated membrane protein 2B; VT, ventricular tachycardia.
Adapted from Jones & Arnold. 2014. Hypertrophic Cardiomyopathy: Pathogenesis and Clinical Findings

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RP-A501: Danon Disease

Phase 1 Study: Non-Randomized Open Label

Non-randomized open label study in male DD patients

INCLUSION CRITERIA

- Male
- Confirmed *LAMP-2B* mutations
- Cardiac involvement confirmed by imaging or ECG
- NYHA Class II or III
- Able to walk >150 m unassisted during 6-minute walk test (6MWT)

EXCLUSION CRITERIA

- Anti-AAV9 neutralizing antibody titer >1:40
- Cardiopulmonary instability
- Prior organ transplantation
- LVEF <40% (implemented prior to pediatric cohort)

Adults (& Adolescents)
≥15 years
n=5 at UCSD

Pediatric
8-14 years
n=2 at CHOP

Single Intravenous Dose of RP-A501 (AAV9.LAMP2B)

Low Dose:
6.7×10^{13} GC/kg

High Dose*:
1.1×10^{14} GC/kg
*No further enrollment at this dose.

Enrollment Complete

36 months

PRIMARY OUTCOMES

- **Early and long-term safety**
- Target tissue transduction & LAMP2B protein expression
- Improved myocardial histology
- Clinical improvement or stabilization

Data Reporting Details

- Pre-dose (baseline) value defined as the mean values from all visits prior to infusion
- Core lab data presented for echocardiographic parameters, cardiac serologies, and cardiac histology
- Data cut September 27, 2022; source data verification through July 11, 2022.

6MWT, 6-minute walk test; AAV, adeno-associated virus; CHOP, Children's Hospital of Philadelphia; DD, Danon disease; ECG, electrocardiogram; *LAMP-2B*, lysosome-associated membrane protein 2B; LVEF, left ventricle ejection fraction; NYHA, New York Heart Association; UCSD, University of California San Diego.

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rocket pharma

RP-A501: Danon Disease

RP-A501: Safety Monitoring of Phase 1 Patients

Cohort 1: Low-dose adult

Pt	Age	Wt
1001[a]	17.5	52.5
1002	20.4	89.1
1005	18.3	91.8

RP-A501
6.7×10^{13} GC/kg
Steroid (prednisone 1mg/kg)
Tacrolimus

SAEs of Interest
n=2 grade 3 steroid myopathy

Platelets
n=2, Grade 1 decrease (to LLN range)

Cohort 2: High-dose adult

Pt	Age	Wt
1006	21.1	82.7
1007[b]	20.7	96.7

RP-A501
1.1×10^{14} GC/kg
Steroid (prednisone 1mg/kg)
Tacrolimus
Rituximab (2 doses)

SAEs of Interest:
n=1 grade 4 TMA
n=1 grade 3 steroid myopathy

Platelets:
n=1, Grade 4 decrease

Cohort 3: Low-dose pediatric

Pt	Age	Wt
1008	12.3	70.5
1009	11.7	55.7

RP-A501
6.7×10^{13} GC/kg
Daily, real-time monitoring of labs & clinical status
Day -14 | Day 14 | Month 3
Steroid (prednisone 0.5 – 0.8mg/kg); Taper start d 10
Sirolimus (target trough 4-8 ng/mL)
Rituximab (2 doses)

SAEs of Interest:
none

Platelets:
Remain in normal range

[a] Corticosteroid compliance uncertain
[b] This patient underwent heart transplant due to DD progression five months post RP-A501 infusion; both because this patient would no longer be eligible for future studies based on revised eligibility criteria and because long-term RP-A501 effect is not evaluable, data for this patient are not shown. He is currently stable.

d, day; LLN, lower limit of normal; Pt, patient; SAE, serious adverse event; TMA, thrombotic microangiopathy; Wt, weight.
Age in years at RP-A501 infusion; weight in kg.

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rocket pharma

 RP-A501 Was Generally Well Tolerated in Pediatric Cohorton Enhanced Immunomodulation  Minimal complement activation  No complement-related clinical or laboratory AEs  All AEs were transient and reversible  No treatment-related SAEs  Steroid     (prednisone 0.5 – 0.8mg/kg and tapered starting  day 10)  Sirolimus       (target trough 4-8 ng/mL)  Rituximab   (2 doses)  RP-A501  Pediatric immunomodulation protocol  Daily, real-time monitoring of labs & clinical status  Day -14  Month 3  Day 14  Platelets remained within normal range  No reported skeletal myopathy or late transaminitis with initial steroid dose-reduction and more rapid taper, and introduction of sirolimus  sC5b9 Evaluation Post RP-A501  AE, adverse event; SAE, serious AE; ULN, upper limit of normal.  Data cut-off September 27, 2022 with source data verification through July 11, 2022.  All AEs were Transient and Reversible with 6 and 11 month follow up in 1008 and 1009, respectively  1008  1009  1000  750  500  250  0  0  30  60  90  ULN  sC5b9 (ng/mL)  Days Post Dose  RP-A501: Danon Disease

RP-A501: Danon Disease

Early Pediatric Data are Encouraging and Consistent with Adult Efficacy Data at Similar Timeframe

Patient ID: A501-008-1008

Baseline Characteristics

AGE AT INFUSION
12.3 years
ICD yes[1]
WPW yes

MAX LV WALL THICKNESS
41.9 mm, z-score +32
6MWT
438 meters

9 months

Variable	Baseline[2]	Most Recent Follow-up
LAMP2 protein[3] (%)	0.5	21[4]
Troponin-I (ng/mL)	1.89	0.28
BNP (pg/mL)	1837	406
KCCQ-overall scale	50	93
NYHA Class	II	I

Patient ID: A501-008-1009

Baseline Characteristics

AGE AT INFUSION
11.7 years
ICD no
WPW no

MAX LV WALL THICKNESS
19.8 mm, z-score +12
6MWT
553 meters

6 months

Variable	Baseline[2]	Most Recent Follow-up
LAMP2 protein[3] (%)	2.6	35[4]
Troponin-I (ng/mL)	0.67	0.07
BNP (pg/mL)	297	113
KCCQ-overall scale	52	81[5]
NYHA Class	II	I

[1] Recommended prior to enrollment; ICD implanted 3 months after RP-A501 infusion
[2] Baseline values for troponin-I and BNP are the mean values from all pre-dose visits
[3] All biopsies stained for LAMP2 were compared to normal controls. Data is quantitated in a blinded fashion from ~3-5 sections
[4] Most recent biopsy data available from 6 month visit for 1008 and 3 month visit for 1009
[5] Most recent KCCQ data available from 3 month visit for 1009

6MWT, 6-minute walk test; BNP, brain natriuretic peptide; ICD, implantable cardioverter defibrillator; KCCQ, Kansas City cardiomyopathy questionnaire; LAMP2, lysosome-associated membrane protein 2; LV, left ventricle; NYHA, New York Heart Association; WPW, Wolff-Parkinson-White syndrome.
Data cut-off September 27, 2022 with source data verification through July 11, 2022.

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rocket pharma

 Early Pediatric LAMP2 Expression are Encouraging and Consistent with Adult Data   LAMP2, lysosome associated membrane protein 2.  IHC, immunohistochemistry.  Cohort  Patient ID  Initial Biopsy  Post Infusion  Pediatric - Low Dose  1008  Month 3:   18.5%*  1009  Month 3:   34.7%  Adult - Low Dose   1001  Month 2:      7.3%  1002  Month 2:   36.9%  1005  Month 2:   17.6%  Adult - High Dose  1006  Month 2:      5.0%  1007  Month 2:      6.9%  All biopsies stained for LAMP2 were compared to normal control samples. Data is quantitated in a blinded fashion from ~3-5 sections.   * 1008 Month 6 biopsy: 21% as noted in previous slide  Adapted from Oldfors 2015.   A: IHC of an explanted heart of a younger female Danon disease patient with extremely patchy, nonhomogenous LAMP2 staining.   C: IHC of an explanted heart of an older female Danon disease patient with more homogenous LAMP2 staining  Quantified LAMP2 protein expression by immunohistochemistry (IHC)  RP-A501: Danon Disease

RP-A501: Danon Disease

LAMP2 Myocardial Protein Expression and Histologic Improvement in the Pediatric Cohort

A501-008-1008 Endomyocardial Biopsy (EMB) Images



Baseline
Month 3
Month 6
Immunohistochemistry
Hematoxylin & Eosin
Electron Microscopy
Grade 0
Grade 2
Grade 2

LAMP2 protein expression assessed (relative to normal human controls) by core lab in a blinded fashion of entire tissue sample

- Percentages reflect estimated extent of LAMP2 staining
  - Grade 0 negative staining
  - Grade 1 ≤25%
  - Grade 2 26%-50%
  - Grade 3 51%-75%
  - Grade 4 >75%

- H&E images captured at 20x magnification, presented digitally zoomed
- Arrows indicate autophagic vacuoles
- Similar findings on EMB from patient 1009 at Baseline and Month 3

EMB, endomyocardial biopsy; H&E, hematoxylin & eosin stain; LAMP2, lysosome associated membrane protein 2.

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 Pediatric LAMP2 Protein and DNA Suggests Durable Expression As Demonstrated in Adult Cohort  *LAMP2 protein expression assessed (relative to normal human controls) by core lab in a blinded fashion of entire tissue sample; Percentages reflect estimated extent of LAMP2 staining:    Grade 0=negative staining; Grade 1 ≤25%; Grade 2 =26%-50%; Grade 3 =51%-75%; Grade 4 >75%.  1001  1002  1005  1006  1008  1009  4  3  2  1  0  Pre  M3  M6  M12  M24  Pre  M3  M6  M12  M24  Pre  M3  M6  M12  M24  Pre  M3  M6  M12  M24  Pre  M3  M6  M12  M24  Pre  M3  M6  M12  M24  M36  Grade 0  Grade 0  Grade 0  Grade 0  No Data  Grade 0  No Data  Grade 0  Grade 0  Oct 2022  Oct 2023  Grade 0  Data Pending  March 2023  March 2024  LAMP2 Grade* by IHC  Patient ID   Predose  Month 6  Month 12  Month 36    1001a  0  0.384  0.197  0.120  1002  0  ND  0.575  0.590c  1005  0  0.583  ND  1.228c  1006  0  2.693  1.131  -  1007  0  RV: 6.77b  LV: 9.15b  Post heart transplant  1008  0  0.492  -  -  1009  0  Data pending  -  -  LAMP2, lysosome associated membrane protein 2; M, month.  LAMP2 Protein Expression   Cardiac LAMP2 DNA by qPCR (vector copies per diploid nucleus)  LV, Left ventricle and RV, Right ventricle at 5 months from explanted heart; ND.  not done, -, visit pending.   a Corticosteroid compliance uncertain. b Assessment from explanted heart tissue at 5 months. c Month 30 visit.  RP-A501: Danon Disease

 n=1  15  n=6  n=3  n=3  n=2  10  5  0  Predose  Month 6  Vacuole Area/Tissue Area (%)  Month 12  Month 24  Month 36  Restored Autophagy Sustained Following RP-A501  M, month; X, data not assessed  B.  1001  1002  1005  1006  1008  M12  M24  M36  M6  M12  M24  M24  M6  M12  M6  M6  25  0  -25  -50  -75  -100  Improvement  Vacuole Area/Tissue Area  % Change from Baseline  X  X  X  A.  Vacuolar Area of Endomyocardial Tissue  Restored autophagy indicated by attenuation of vacuolar area  B.  Vacuolar Area Decreases with Treatment  Bars denote minimum and maximum range, and line within each bar represents the mean value within study population.  Light microscopy images at 20X;  Autophagic vacuoles are depicted by yellow arrows.    RP-A501: Danon Disease

 Sustained Improvement or Stabilization of Biomarkers of Myocardial Injury and Stress Following RP-A501  Brain Natriuretic Peptide (BNP)  1001  1002  1005  1006  High Sensitivity Troponin I (hsTnI)  25  0  -25  -50  -75  -100  M18  M24  M30  M36  X  X  X  M18  M24  M30  M12  M18  M30  M18  M24  M12  Improvement  hsTroponin I   % Change from Baseline  25  0  -25  -50  -75  -100  M18  M24  M30  M36  M12  M18  M24  M30  M12  M18  M30  M18  M24  M12  Improvement  BNP   % Change from Baseline  X  X  M, month; X, data not assessed  RP-A501: Danon Disease

 Sustained Improvement or Stabilization of LV HypertrophyFollowing RP-A501  LV, left ventricle; LVPWd, LV posterior wall end diastole; M, month; X, data not assessed  LV hypertrophy is assessed via LV posterior wall at end diastole (LVPWd) and LV mass.  LV Posterior Wall Thickness  LV Mass  M18  M24  M30  M36  M12  M6  M18  M24  M30  M18  M9  M18  M12  M9  M6  25  0  -25  -50  Improvement  X  X  X  X  X  X  X  X  LVPWd   % Change from Baseline  LV Mass   % Change from Baseline  M18  M24  M30  M36  M12  M6  M18  M24  M30  M18  M9  M18  M12  M9  M6  Improvement  X  X  X  X  X  X  X  X  25  0  -25  -50  1001  1002  1005  1006  RP-A501: Danon Disease

 Sustained Improvement or Stabilization of  Functional Cardiac StatusFollowing RP-A501  Cohort  Patient ID  Baseline  Month 12  Most Recent Follow-up  Time of Most Recent   Follow-up  Low Dose Adult  1001a  II  II  II  36 months  1002  II  III  I  30 months  1005  II  II  I  30 months  High Dose Adult  1006  II  I  I  24 months  Low Dose Pediatric  1008  II  October 2022  I  9 months  1009  II  March 2023  I  6 months  New York Heart Association Class  100  75  50  25  0  KCCQ-Overall Score  1001  1002  1005  1006  1008  M, month; X, data not assessed.  a Corticosteroid compliance uncertain  Pre  M3  Pre  M9  X  Pre  M24  X  Pre  M24  X  X  X  X  Pre  M30  X  X  Pre  M3  M6  M12  M18  M24  M30  M36  X  1009  Kansas City Cardiomyopathy Questionnaire Overall Score  RP-A501: Danon Disease

 Summary of Results  PEDIATRIC COHORT   ADULT COHORT  Low-dose continues to be generally well tolerated at 2-3 years post-treatment  Increased LAMP2B protein expression was associated with durable disease improvement or stabilization including clinical status (NYHA class, KCCQ), LV hypertrophy (LV wall thickness and mass), biomarkers of myocardial injury and stress (hsTroponin I and BNP), and cardiac histology   All patients are alive in their early 20s, whereas median survival in DD males is 19 years old*  RP-A501 was well tolerated  No immediate, early or delayed RP-A501 related SAEs observed to date with enhanced immunomodulation   Minimal complement activation  Platelets remained within normal range  Absent or limited worsening of skeletal myopathy with reduced steroid dose and more rapid taper, and introduction of sirolimus  Increased LAMP2B protein expression was associated with early signals of improved cardiac histology, as well as serological evidence of decreased myocardial injury and stress  Early improvement in NYHA class and KCCQ for both patients   BNP, brain natriuretic peptide; hs, high sensitivity; KCCQ, Kansas City cardiomyopathy questionnaire; LAMP2B, lysosome-associated membrane protein 2B; LV, left ventricle; NYHA, New York Heart Association; SAE, serious adverse event.  *Except for patient 1007 who received a heart transplant at 5 months due to Danon Disease progression. He is currently stable. Brambatti M et al. Int J Cardiol. 2019;286:92-98  Data cut-off September 27, 2022 with source data, verification through July 11, 2022.  RP-A501: Danon Disease

RP-A501: Danon Disease

Connecting Surrogate Endpoints to Functional Outcomes for Pivotal Study*


Echo Parameters:
Wall thickness (LVPWd, MLVWT)
LVEF
LV mass
Hemodynamics:
PCWp
Cardiac output
Functional parameters:
NYHA Class
KCCQ Overall Score
Clinical Status
Cardiac Structure and Function
Serology:
Troponin-I
BNP
Cardiac Structure and Function
Endomyocardial Bx:
Vacuolar area
Endomyocardial Bx:
LAMP2 protein expression
Cellular Structure
Patient Screening
Molecular Expression
Predose
RP-A501
Month 3
Month 6
Month 12
Month 24
Month 36
Post Gene Therapy

BNP, brain natriuretic peptide; Bx, biopsy; KCCQ, Kansas City cardiomyopathy questionnaire; LAMP2, lysosome-associated membrane protein 2; LV, left ventricle; LVEF, LV ejection fraction; LVPWd, LV posterior wall end diastole; MLVWT, maximal LV wall thickness; NYHA, New York Heart Association; PCWp, pulmonary capillary wedge pressure.

*Pending regulatory feedback

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 Summary of Results  Phase 1 enrollment and treatment are complete  The enhanced immunomodulatory regimen was generally well tolerated and has mitigated adverse events in the pediatric cohort, who are currently 6 and 11 months post treatment  The early LAMP2 expression data from the pediatric cohort are encouraging and consistent with that seen in the adult patients at the same timepoints  The early clinical trends for the pediatric cohort are encouraging and consistent with the sustained clinical responses seen in the adults at 24-36 months   Study design and endpoints have been identified for the planned Phase 2 pivotal study* and endorsed by an International Scientific and Clinical Advisory Board; FDA discussion planned at the end of this year  *Pending regulatory feedback  RP-A501: Danon Disease

RP-A501: Danon Disease

Development Plan

Moving toward pivotal Phase 2 study

CURRENT

- Phase 1 treatment completed in males
- Orphan Drug, Rare Pediatric and Fast Track designations in the US (eligible for PRV, if approved)
- Initiated in-house manufacturing to support Phase 2 product

PLANNED

- Expanded natural history study
- End of Phase 1 regulatory meeting with FDA
- Initiate Phase 2 global pivotal study activities
- Initiate female study

PLANNED GLOBAL REGISTRATIONAL PHASE 2 STUDY

FDA, Food and Drug Administration; H2, second half of the year; PRV, priority review voucher.
Data on file. Rocket Pharmaceuticals. 2022.

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